UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 11, 2012

MCG Capital Corporation

(Exact Name of Registrant as Specified in Charter)

Delaware	0-33377	54-1889518
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1100 Wilson Boulevard, Suite 3000, Arlington, VA		22209
(Address of Principal Executive Offices)		(Zip Code)

(703) 247-7500

(Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective April 11, 2012, the Board of Directors of MCG Capital Corporation, a Delaware corporation (the “Company”), approved amendments to the Company’s current Amended and Restated By-Laws to provide for a majority voting standard in uncontested elections of directors (such revised Bylaws referred to herein as the “Amended and Restated Bylaws”). The amendments were implemented on the Company’s own initiative in connection with its annual review of corporate governance policies and procedures.

In addition to the amendments described below, the Amended and Restated Bylaws include certain changes to (i) clarify language and (ii) make various technical corrections and non-substantive changes.

Under the new majority voting standard, a director must be elected by the vote of the majority of votes cast, which means that the number of shares voted “for” the nominee’s election must exceed the number of shares voted “against” the nominee’s election. Any incumbent director that fails to receive the required majority vote in an uncontested election will be required to submit an offer of resignation for consideration by the Company’s Board of Directors. The Nominating and Corporate Governance Committee shall then make a recommendation to the Board of Directors as to whether to accept or reject the resignation, or whether other action should be taken. The Board of Directors will act on the Nominating and Corporate Governance Committee’s recommendation and publicly disclose its decision and the rationale behind such decision within 90 days from the date of certification of the election results. The plurality voting standard, formerly used for all director elections and under which candidates receiving the most votes are elected regardless of whether they constituted a majority, continues to apply in contested elections.

The foregoing description of the Amended and Restated Bylaws is not complete and is qualified in its entirety by the full text of the Amended and Restated Bylaws adopted and effective as of April 11, 2012. The Amended and Restated Bylaws as adopted and effective as of April 11, 2012, and a copy marked to show changes from the prior Amended and Restated Bylaws, are attached to this Current Report on Form 8-K as Exhibits 3.1 and 3.2, respectively, and are incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Amended and Restated Bylaws of MCG Capital Corporation.

3.2	Amended and Restated Bylaws of MCG Capital Corporation, marked to show amendments effective as of April 11, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MCG CAPITAL CORPORATION

Date: April 11, 2012	By:	/s/ Stephen J. Bacica
Stephen J. Bacica
Chief Financial Officer